Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

VOYA EDUCATOR’S DIRECT

Supplement dated February 2, 2018 to the Contract Prospectus and
Contract Prospectus Summary, each dated May 1, 2017

This supplement updates and amends certain information contained in your variable annuity Contract Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your Contract Prospectus and Contract Prospectus Summary for future reference.

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Effective immediately, the contracts will no longer be available to new plans and new plan participants.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.153730-17	February 2018